                                                                EXHIBIT (13)(a)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

    Registrant Name                     File No.
    ---------------                     --------
    Variable Account I                  333-102139 / 811-05301
                                        333-49128 / 811-05301
                                        333-117376 / 811-05301
                                        333-108725 / 811-05301
                                        333-105763 / 811-05301
                                        333-36260 / 811-05301

    Variable Account II                 333-34199 / 811-04867

 MERTON BERNARD AIDINOFF        Director                       October 21, 2005
 -----------------------------
 MERTON BERNARD AIDINOFF

 STEVEN JAY BENSINGER           Director                       October 21, 2005
 -----------------------------
 STEVEN JAY BENSINGER

 CHARLES H. DANGELO             Director                       October 21, 2005
 -----------------------------
 CHARLES H. DANGELO

 DAVID LAWRENCE HERZOG          Director                       October 21, 2005
 -----------------------------
 DAVID LAWRENCE HERZOG

 JOHN W. KEOGH                  Director, President and        October 21, 2005
 -----------------------------  Chief Executive Officer
 JOHN W. KEOGH

 ROBERT EDWARD LEWIS            Director                       October 21, 2005
 -----------------------------
 ROBERT EDWARD LEWIS

 KRISTIAN PHILIP MOOR           Director and Chairman          October 21, 2005
 -----------------------------
 KRISTIAN PHILIP MOOR

 WIN JAY NEUGER                 Director                       October 21, 2005
 -----------------------------
 WIN JAY NEUGER

 ERNEST THEODORE PATRIKIS       Director                       October 21, 2005
 -----------------------------
 ERNEST THEODORE PATRIKIS

 ROBERT MICHAEL SANDLER         Director                       October 21, 2005
 -----------------------------
 ROBERT MICHAEL SANDLER

 ROBERT S. SCHIMEK              Director, Senior Vice          October 21, 2005
 -----------------------------  President
 ROBERT S. SCHIMEK

 NICHOLAS SHAW TYLER            Director                       October 21, 2005
 -----------------------------
 NICHOLAS SHAW TYLER

 NICHOLAS CHARLES WALSH         Director                       October 21, 2005
 -----------------------------
 NICHOLAS CHARLES WALSH